Exhibit 32.1
Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Covisint Corporation (the “Company”) on Form 10-K for the fiscal year ending March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Samuel M. Inman, III, Chief Executive Officer of the Company, and Enrico Digirolamo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

June 5, 2017

By:    /s/ SAMUEL M. INMAN, III
Samuel M. Inman, III
Chief Executive Officer

By:    /s/ ENRICO DIGIROLAMO
Enrico Digirolamo
Chief Financial Officer